                                                                   Exhibit 99.03

         NORTHERN STATES POWER COMPANY          SPECIAL MEETING ADMISSION TICKET
[NSP LOGO]   414 NICOLLET MALL, MINNEAPOLIS, MINNESOTA 55401

Admission ticket for Northern States Power Company Special Meeting of Shareholders; Monday, June 28, 1999, at 8:00 a.m. at the NSP's Headquarters, 414 Nicollet Mall, Lower Level, Minneapolis, Minnesota.

                                                                      ADMISSION
                                                                       TICKET


Please present this ticket for admittance of shareholder(s) named above. Admittance will be based upon availability of seating.
--------------------------------------------------------------------------------
                             [TELEPHONE  VOTE BY TELEPHONE OR INTERNET [COMPUTER
______________                GRAPHIC]     QUICK***EASY***IMMEDIATE     GRAPHIC]
CONTROL NUMBER
For Telephone/Internet Voting

Your telephone or internet vote authorizes the proxy committee to vote your shares in the same manner as if you marked, signed and returned your proxy card. For TELEPHONE OR INTERNET VOTING you will be asked to enter the "CONTROL NUMBER" located in the box in the upper left of this form.

VOTE BY PHONE: CALL TOLL-FREE ON A TOUCH-TONE TELEPHONE 1-800-678-8548- ANYTIME.
               NO CHARGE FOR THIS CALL.

     PROPOSAL 1: To vote FOR, press 1;
                 AGAINST, press 9;
                 ABSTAIN, press 0.
     WHEN ASKED, YOU MUST CONFIRM YOUR VOTE BY PRESSING 1.

VOTE BY INTERNET:   THE WEB ADDRESS IS WWW.PROXYVOTING.COM/NSP

         IF YOU VOTE BY PHONE OR INTERNET - DO NOT MAIL THE PROXY FORM
                              THANK YOU FOR VOTING

VOTE BY MAIL:  FOLD, DETACH HERE, SIGN (BELOW), MARK (OTHER SIDE) AND RETURN
               PROXY FORM.
--------------------------------------------------------------------------------
                    NORTHERN STATES POWER COMPANY                     PROXY FORM
[LOGO]      414 NICOLLET MALL, MINNEAPOLIS, MINNESOTA 55401

-                             -
                                   Please sign EXACTLY as your name(s)
                                   appear(s) on this form. Attorneys, executors,
                                   administrators, trustees, or guardians should
                                   so indicate when signing. For joint accounts,
                                   one joint owner may sign.
-                             -    Signature ___________________________________
                                   Date ___________________, 1999

                                   Signature ___________________________________
                                   Date ___________________, 1999

IMPORTANT: THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE REVIEW THE ENCLOSED PROXY STATEMENT, COMPLETE THIS PROXY FORM AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.

                   (CONTINUED AND TO BE VOTED ON OTHER SIDE)

[NSP LOGO]               1999 SPECIAL MEETING GUIDELINES



In the interest of an orderly and constructive meeting, the following guidelines will apply for NSP's Special Meeting of Shareholders on Monday, June 28, 1999 at 8:00 a.m. at NSP's Headquarters, 414 Nicollet Mall, Lower Level, Minneapolis, Minnesota.

1. To gain entrance to the meeting, you must present the enclosed admission ticket or evidence of ownership of NSP stock.

2. You will be required to pass through a metal detector similar to those at airports. Briefcases, purses and parcels will be examined. The use of cameras or sound recording equipment is prohibited, except those employed by the Company to provide a record of the proceedings.

3. The business of the meeting is set forth in the Proxy Statement and will be published on an Agenda that you will receive at the meeting. Whether or not you plan to attend the meeting, please sign, date and return the proxy form in the envelope provided. If you wish to change your vote or have not voted by proxy, a ballot will be distributed to you at the meeting.

4. Although personal grievances and claims are not appropriate subjects for the meeting, you may submit any grievance or claim in writing to any usher or Company representative, and the Company will respond as soon as possible after the meeting.

5. The Chairman in his sole discretion shall have authority to conduct the meeting and rule on any questions or procedures that may arise.


--------------------------------------------------------------------------------


                 INSTRUCTIONS FOR MARKING YOUR VOTING DIRECTIVE

                                                        -----------------------
                                                       [    TO VOTE BY MAIL    ]
                                                       [                       ]
                                                       [        Return         ]
                                                       [      Proxy Form       ]
                                                       [        below          ]
                                                       [                       ]
                                                       [ Thank you for voting. ]
                                                        -----------------------

Your vote is important! Please follow the instructions below for marking your choices:

CORRECT MARK
[Solid Oval]

INCORRECT MARKS
[Checkmark in Oval] [X] [Incomplete Oval] [Incomplete Oval]

- Use a No. 2 pencil or blue or black ink pen only.

- Do not use pens with ink that soaks through the paper.

- Make solid marks that fill the oval completely.

- Make no stray marks on the directive.

- Do not fold, tear or mutilate the directive.

--------------------------------------------------------------------------------

[NSP LOGO]               NORTHERN STATES POWER COMPANY                PROXY FORM
                414 NICOLLET MALL, MINNEAPOLIS, MINNESOTA 55401

The undersigned appoints Edward J. McIntyre, John P. Moore, Jr. and Gary R. Johnson, or any of them, each with full power of substitution, to represent and vote the shares of stock held by the undersigned at the Special Meeting of Shareholders on Monday, June 28, 1999, at 8:00 a.m., and any adjournments thereof, as follows. If you want, you can indicate your vote and this Proxy will be voted as indicated. If no markings are made, the proxy will be voted "FOR" Proposal 1.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.

     1. APPROVAL OF THE AGREEMENT AND PLAN OF MERGER, DATED AS OF MARCH 24, 1999, BETWEEN NCE AND NSP (INCLUDING THE PLAN OF MERGER THAT IS PART OF THE MERGER AGREEMENT) AND THE MERGER OF NCE AND NSP.

                [OVAL] For     [OVAL] Against     [OVAL] Abstain

[NSP LOGO]                                    SPECIAL MEETING ADMISSION TICKET

                         NORTHERN STATES POWER COMPANY
                414 NICOLLET MALL, MINNEAPOLIS, MINNESOTA 55401

Admission ticket for Northern States Power Company Special Meeting of
Shareholders: Monday, June 28, 1999, at 8:00 a.m. at the NSP'S HEADQUARTERS. 414 Nicollet Mall, Lower Level, Minneapolis, Minnesota
_______________________________________________________________________________

                                                                     ADMISSION
                                                                       TICKET
_______________________________________________________________________________

Please present this ticket for admittance of shareholder(s) named above. Admittance will be based upon availability of seating.
IMPORTANT: Because of the brief agenda and limited seating capacity at the Special Meeting, employees are urged to forego attending so that other shareholder groups may attend. However, if you want to attend, the time away from your work would be personal time. In keeping with Company Policy you must obtain your Supervisor's permission to take a PTO or MAT day.

================================================================================

_______________    _____________________________________________________________

                    [TELEPHONE       VOTE BY TELEPHONE OR INTERNET     [COMPUTER
                     GRAPHIC]         QUICK *** EASY *** IMMEDIATE      GRAPHIC]
_______________    _____________________________________________________________
CONTROL NUMBER
For Telephone/
Internet Voting

Your telephone or internet vote authorizes the Trustee of NSP ESOP to vote your shares in the same manner as if you marked, signed and returned your proxy card. For TELEPHONE OR INTERNET VOTING you will be asked to enter the "CONTROL NUMBER" located in the box in the upper left of this form.


VOTE BY PHONE: CALL TOLL-FREE ON A TOUCH-TONE TELEPHONE 1-800-678-8548--ANYTIME.
                NO CHARGE FOR THIS CALL.

PROPOSAL 1:    To vote FOR, press 1;
               AGAINST, press 9;
               ABSTAIN, press 0.

      WHEN ASKED, YOU MUST CONFIRM YOUR VOTE BY PRESSING 1.


VOTE BY INTERNET:   THE WEB ADDRESS IS WWW.PROXYVOTING.COM/NSP

         IF YOU VOTE BY PHONE OR INTERNET - DO NOT MAIL THE PROXY FORM
                                            ------
                              Thank you for voting


VOTE BY MAIL: FOLD, DETACH HERE, SIGN (BELOW), MARK (OTHER SIDE) AND RETURN PROXY FORM.

===============================================================================

[NSP LOGO]                                                         ESOP VOTING
                                                                    DIRECTIVE
                         NORTHERN STATES POWER COMPANY
                414 NICOLLET MALL, MINNEAPOLIS, MINNESOTA 55401

 ___                                      ___
|                                            |
|                                            |

|                                            |
|                                            |
 __                                        __


                    Please sign EXACTLY as your name(s) appear(s) on this form.


                    Signature ________________________________________________

                    Date __________________________ , 1999



                    Signature ________________________________________________

                    Date __________________________ , 1999


IMPORTANT: THIS VOTING DIRECTIVE IS SOLICITED BY THE BOARD OF DIRECTORS. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE REVIEW THE ENCLOSED PROXY STATEMENT, COMPLETE THIS VOTING DIRECTIVE AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.

                   (CONTINUED AND TO BE VOTED ON OTHER SIDE)

[NSP LOGO]             1999 SPECIAL MEETING GUIDELINES

In the interest of an orderly and constructive meeting, the following guidelines will apply for NSP's Special Meeting of Shareholders on Monday, June 28, 1999 at 8:00 a.m. at the NSP's Headquarter, 414 Nicollet Mall, Lower Level, Minneapolis, Minnesota.

1. To gain entrance to the meeting, you must present the enclosed admission ticket or evidence of ownership of NSP stock.

2. You will be required to pass through a metal detector similar to those at airports. Briefcases, purses and parcels will be examined. The use of cameras or sound recording equipment is prohibited, except those employed by the Company to provide a record of the proceedings.

3. The business of the meeting is set forth in the Proxy Statement and will be published on an Agenda that you will receive at the meeting. Whether or not you plan to attend the meeting, please vote your voting directive. If you wish to change your vote or have not voted by proxy, a ballot will be distributed to you at the meeting.

4. Although personal grievances and claims are not appropriate subjects for the meeting, you may submit any grievance or claim in writing to any usher or Company representative, and the Company will respond as soon as possible after the meeting.

5. The Chairman in his sole discretion shall have authority to conduct the meeting and rule on any questions or procedures that may arise.

--------------------------------------------------------------------------------

                                                        ----------------------
                                                       [    TO VOTE BY MAIL    ]
                                                       [        Return         ]
                                                       [    Voting Directive   ]
                                                       [         below         ]
                                                       [ Thank you for voting. ]
                                                        -----------------------

INSTRUCTIONS FOR MARKING YOUR VOTING DIRECTIVE
Your vote is important! Please follow the instructions below for marking your choices:


  CORRECT MARK                   INCORRECT MARKS
  [solid oval]     [checkmark in oval] [X] [incomplete oval] [incomplete oval]


- Use a No. 2 pencil or blue or black ink pen only.
- Do not use pens with ink that soaks through the paper.
- Make solid marks that fill the oval completely.
- Make no stray marks on the directive.
- Do not fold, tear or mutilate the directive.


--------------------------------------------------------------------------------
[NSP LOGO]                                                          ESOP VOTING
                                                                     DIRECTIVE

                         NORTHERN STATES POWER COMPANY
                414 NICOLLET MALL, MINNEAPOLIS, MINNESOTA 55401

The undersigned hereby instructs First Trust N.A. St. Paul, Minnesota, Trustee of the Northern States Power Company Employee Stock Ownership Trust to vote the common stock shares allocated to the Account of the undersigned in said Trust, either directly or by designation of proxies, at the Special Meeting of Shareholders on Monday, June 28, 1999, at 8:00 a.m., and any adjournments thereof, as follows. IF YOU WANT, YOU CAN INDICATE YOUR VOTE AND YOUR DIRECTIVE WILL BE VOTED AS INDICATED. BE SURE TO FOLLOW THE INSTRUCTIONS BELOW FOR MARKING YOUR DIRECTIVE TO ASSURE THAT YOUR VOTE IS COUNTED. IF NO MARKINGS ARE MADE, YOUR DIRECTIVE WILL BE VOTED "FOR" PROPOSAL 1.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.

     1. APPROVAL OF THE AGREEMENT AND PLAN OF MERGER, DATED AS OF MARCH 24, 1999, BETWEEN NCE AND NSP (INCLUDING THE PLAN OF MERGER THAT IS PART OF THE MERGER AGREEMENT) AND THE MERGER OF NCE AND NSP.

          [OVAL] FOR             [OVAL] AGAINST               [OVAL] ABSTAIN


                          (TO BE SIGNED ON OTHER SIDE)